--------------------------------------------------
              |                 Equity One, Inc.                 |
              |         Supplemental Information Package         |
               --------------------------------------------------








                                 March 31, 2002










                               (EQUITY ONE LOGO)










                                Equity One, Inc.
                          1696 N.E. Miami Gardens Drive
                        North Miami Beach, Florida 33179
                     Tel: (305) 947-1664 Fax: (305) 947-1734
                                www.equityone.net

                                Equity One, Inc.


--------------------------------------------------------------------------------
                 Supplemental Information This page is automatic

                                 March 31, 2002

                                   (unaudited)
--------------------------------------------------------------------------------

            TABLE OF CONTENTS                                                 Page

1.  Summary Operating Information...........................................   3

2.  Summary Balance Sheet Information.......................................   4

3.  Consolidated Statements of Earnings.....................................   5

4.  Consolidated Statements of Funds from Operations........................   6

5.  Consolidated Balance Sheets.............................................   7

6.  Debt Summary............................................................   8

7.  Property Status Report..................................................  11

8.  Annual Minimum Rent by Location.........................................  14

9.  Real Estate Developments, Dispositions and Other Recent Activities......  15

10. Joint Venture Investments...............................................  16

11. Tenant Concentration Schedule...........................................  17

12. Lease Expiration Schedule...............................................  18

13. Stock Price and Volume Statistics.......................................  19



                FORWARD LOOKING STATEMENTS

                Certain information contained in this Supplemental Information Package may contain forward-looking statements regarding company and property performance within the meaning of the Private Securities Litigation Reform Act of 1995. Future results could vary materially from actual results depending on risks and uncertainties inherent in general and local real estate conditions, or competitive factors specific to the markets in which the Company operates. The Company assumes no obligation to update this information. For more details, please refer to Equity One's SEC filings, including the most recent report on Form 10-K and Form 10-Q.

                BASIS OF PRESENTATION

                All reporting periods encompassing the period August 18, 2000 through September 19, 2001 have been restated to account for the acquisition of 68.07% of the stock of First Capital Realty (TSE:FCR), the parent of Centrefund Realty (U.S.) Corporation (CEFUS), by Gazit-Globe (1982) Ltd. (TLV:GLOB), Equity One's majority shareholder. The restatement consolidates the operations of Equity One and CEFUS between August 18, 2000 and September 19, 2001, subject to a 31.93% minority interest in CEFUS. On September 20, 2001, Equity One acquired 100% of CEFUS from First Capital Realty, thereby acquiring the remaining 31.93% minority interest.

EQUITY ONE, INC.
SUMMARY OPERATING INFORMATION
for the periods ended March 31, 2002 and 2001
(in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                     3 MONTHS ENDED
                                                           MAR 31, 2002           MAR 31, 2001
                                                           -----------------------------------
TOTAL DIVIDENDS PAID PER SHARE                            $        0.27           $       0.26

FUNDS FROM OPERATIONS PER SHARE                           $        0.36           $       0.34
        DIVIDEND / FFO PAYOUT RATIO                                75.0%                  76.5%
        FFO MULTIPLE (ANNUALIZED IF < 12 MONTHS)                    9.3

Adjusted Funds from Operations per share                  $        0.34           $       0.32
        DIVIDEND / AFFO PAYOUT RATIO                               79.4%                  81.3%
        AFFO MULTIPLE (ANNUALIZED IF < 12 MONTHS)                   9.9

-----------------------------------------------------------------------------------------------

EBITDA (EXCL GAIN ON REAL ESTATE SALES)                   $      16,798            $     12,665

INTEREST EXPENSE AND
        FINANCING FEE AMORTIZATION                        $       6,320            $      5,270

EBITDA:  INTEREST COVERAGE RATIO                                    2.7                     2.4

EBITDA MARGIN (EBITDA/TOTAL REVENUES)                              64.7%                   65.2%

-----------------------------------------------------------------------------------------------

NET OPERATING INCOME (NOI) FROM CONTINUING OPERATIONS
        TOTAL RENTAL INCOME                               $      25,433           $     18,735
        PROPERTY OPERATING EXPENSES (1)                           7,783                  5,631
NET OPERATING INCOME                                      $      17,650           $     13,104

NOI MARGIN (NOI/TOTAL RENTAL INCOME)                               69.4%                  69.9%

        (1) NET OF INTERCOMPANY EXPENSES WHICH HAVE BEEN ELIMINATED.

-----------------------------------------------------------------------------------------------

SAME PROPERTY NOI (2)
        TOTAL RENTAL INCOME                               $       8,048           $      7,845
        OPERATING EXPENSES                                        2,161                  2,079
NET OPERATING INCOME                                      $       5,887           $      5,766

GROWTH IN SAME PROPERTY NOI                                         2.1%                   2.1%

        (2) INCLUDES ORIGINAL EQUITY ONE PROPERTIES OPERATED IN THE CURRENT AND PRIOR PERIODS.


GENERAL & ADMINISTRATIVE EXPENSES (3)                     $       1,996           $        811
        AS % OF TOTAL REVENUES                                     7.69%                  4.17%
        AS % OF TOTAL ASSETS                                       1.17%                  0.49%

        (3) 2002 FIGURE INCLUDES $612 OF ABANDONED TRANSACTION DUE DILIGENCE COSTS.


EQUITY ONE, INC.
SUMMARY BALANCE SHEET INFORMATION
as of March 31, 2002 and December 31, 2001
(in thousands, except per share data)

--------------------------------------------------------------------------------

                                                                            MAR 31, 2002    DEC 31, 2001
                                                                            ------------    ------------

    CLOSING MARKET PRICE                                                    $     13.450     $    13.740
    DIVIDEND YIELD (BASED ON CURRENT ANNUALIZED DIVIDEND)                           8.03%           7.57%

    BOOK VALUE PER SHARE (FULLY DILUTED, END OF PERIOD)                     $     10.050     $     9.497

--------------------------------------------------------------------------------------------------------

    LIQUIDITY
          CASH AND CASH EQUIVALENTS                                         $      3,304     $       906
                                                                            ------------     -----------
          REVOLVING CREDIT FACILITIES
              GROSS AVAILABLE UNDER CURRENT CREDIT FACILITIES                     70,226          50,641
                  LESS:   OUTSTANDING BALANCE                                     (9,000)        (27,409)
                          HOLDBACK FOR LETTERS OF CREDIT                            (999)           (999)
                          ESCROWED FOR TAX AND INSURANCE                            (448)           (448)
                                                                            ------------     -----------
              NET AVAILABLE UNDER CREDIT FACILITIES                         $     59,779     $    21,785
                                                                            ============     ===========

--------------------------------------------------------------------------------------------------------

    EQUITY CAPITALIZATION (END OF PERIOD)
          COMMON STOCK SHARES (IN THOUSANDS)
              BASIC COMMON STOCK SHARES                                       33,224.129      28,620.757
              Diluted Common Shares
                  Unvested Restricted Common Shares                              146.422         160.086
                  Walden Woods Shares                                             93.656          93.656
                  Northport Operating Partnership Units                          261.850         261.850
                  Common Stock Options (Treasury Method, closing price)          109.154         164.620
                                                                            ------------     -----------
              FULLY DILUTED COMMON STOCK SHARES                               33,835.211      29,300.969
                                                                            ============     ===========

--------------------------------------------------------------------------------------------------------

    Net Debt (adjusted for Cash, Restricted Cash, Securities)               $    312,645     $   368,188
    Equity Market Capitalization (fully diluted, end of period)                  455,084         402,595
                                                                            ------------      ----------
          TOTAL MARKET CAPITALIZATION                                       $    767,729       $ 770,783
                                                                            ============       =========

    NET DEBT TO TOTAL MARKET CAPITALIZATION                                         40.7%           47.8%

--------------------------------------------------------------------------------------------------------

    GROSS REAL ESTATE INVESTMENTS                                           $    664,029       $ 656,005

    NET DEBT TO GROSS REAL ESTATE INVESTMENTS                                       47.1%           56.1%

--------------------------------------------------------------------------------------------------------

    Fixed Rate Mortgage Debt                                                $    291,739       $ 296,887
    Variable Rate Bank Debt                                                       33,635          75,569
                                                                            ------------       ---------
          TOTAL DEBT                                                        $    325,374       $ 372,456
                                                                            ============       =========

          % FIXED RATE DEBT                                                         89.7%           79.7%
          % VARIABLE RATE DEBT (INCLUDING SWAPS OR RATE-LOCKS)                      10.3%           20.3%

          WEIGHTED-AVERAGE INTEREST RATE ON FIXED RATE DEBT                         7.76%           7.76%

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
for the periods ended March 31, 2002 and 2001
(in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                           3 Months Ended
                                                                      Mar 31, 2002  Mar 31, 2001
                                                                      --------------------------

REVENUES
        RENTAL INCOME
                MINIMUM RENTS                                           $ 18,282      $ 13,961
                EXPENSE RECOVERIES                                         6,210         4,200
                PERCENTAGE RENT PAYMENTS                                     941           574
                                                                        ----------------------
        TOTAL RENTAL INCOME                                               25,433        18,735
        MANAGEMENT FEES                                                       98           241
        GAIN ON SALE OF SECURITIES                                             0             0
        INTEREST AND DIVIDENDS                                               413           450
                                                                        ----------------------
TOTAL REVENUES                                                            25,944        19,426
                                                                        ----------------------

COSTS AND EXPENSES
        PROPERTY OPERATING EXPENSES                                        7,783         5,631
        INTEREST AND AMORTIZATION OF DEFERRED FINANCING FEES               6,320         5,270
        REAL PROPERTY DEPRECIATION AND AMORTIZATION                        3,333         2,586
        GENERAL & ADMINISTRATIVE EXPENSES                                  1,996           811
                                                                        ----------------------
TOTAL COSTS AND EXPENSES                                                  19,432        14,298
                                                                        ----------------------

INCOME BEFORE EQUITY IN INCOME OF JOINT VENTURES, MINORITY INTEREST
        IN EARNINGS OF CONSOLIDATED SUBSIDIARY, INCOME TAXES,
        MINORITY INTEREST IN CEFUS AND DISCONTINUED OPERATIONS             6,512         5,128

        EQUITY IN INCOME OF JOINT VENTURES                                   151           127
        MINORITY INTEREST IN EARNINGS OF CONSOLIDATED SUBSIDIARY             (25)            0
        INCOME TAX BENEFIT/(EXPENSE)
                CURRENT                                                        0           180
                DEFERRED                                                       0          (965)
                                                                        ----------------------
INCOME BEFORE MINORITY INTEREST IN CEFUS & DISCONTINUED OPERATIONS         6,638         4,470

        MINORITY INTEREST IN CEFUS                                             0          (446)

                                                                        ----------------------
INCOME FROM CONTINUING OPERATIONS                                          6,638         4,024
                                                                        ----------------------

DISCONTINUED OPERATIONS
        INCOME FROM OPERATIONS OF SOLD PROPERTIES                            507             0
        GAIN ON DISPOSAL OF REAL ESTATE                                    6,122             0
                                                                        ----------------------
INCOME FROM DISCONTINUED OPERATIONS                                        6,629             0
                                                                        ----------------------

NET INCOME                                                              $ 13,267      $  4,024
                                                                        ======================

BASIC EARNINGS PER SHARE
        INCOME FROM CONTINUING OPERATIONS                               $   0.23      $   0.20
        INCOME FROM DISCONTINUED OPERATIONS                                 0.22          0.00
                                                                        ----------------------
NET INCOME                                                              $   0.45      $   0.20
                                                                        ======================

DILUTED EARNINGS PER SHARE
        INCOME FROM CONTINUING OPERATIONS                               $   0.22      $   0.20
        INCOME FROM DISCONTINUED OPERATIONS                                 0.22          0.00
                                                                        ----------------------
NET INCOME                                                              $   0.44      $   0.20
                                                                        ======================

WEIGHTED AVERAGE SHARES OUTSTANDING
        BASIC                                                             29,354        19,853
        DILUTED                                                           30,029        20,365


EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended March 31, 2002 and 2001
(in thousands, except per share data)
--------------------------------------------------------------------------------


                                                                          3 Months Ended
                                                                 Mar 31, 2002        Mar 31, 2001
                                                                 --------------------------------


NET INCOME                                                          $ 13,267          $  4,024

        DEPRECIATION OF REAL ESTATE                                    3,263             2,556
        AMORTIZATION OF CAPITALIZED LEASING FEES                          66                21
        GAIN ON SALE OF DISPOSAL OF REAL ESTATE                       (6,122)                0
        INTEREST ON CONVERTIBLE PARTNERSHIP UNITS                         65                64
        MINORITY INTEREST IN LOSS OF CONSOLIDATED SUBSIDIARY              25                 0
        DEFERRED INCOME TAXES                                              0               965
        SHARE OF REAL ESTATE DEPRECIATION IN JOINT VENTURES              174                18
        MINORITY INTEREST SHARE OF FFO ADJUSTMENTS                         0              (748)
                                                                    --------------------------

FUNDS FROM OPERATIONS                                               $ 10,738          $  6,900
                                                                    ==========================
                INCREASE                                                55.6%             55.6%

FFO PER SHARE (DILUTED)                                             $   0.36          $    0.34
                INCREASE                                                 5.9%              5.9%

----------------------------------------------------------------------------------------------

ADJUSTED FUNDS FROM OPERATIONS (AFFO)

FUNDS FROM OPERATIONS                                               $ 10,738          $  6,900

LESS:

        STRAIGHT LINE RENT ADJUSTMENT                                     32                32

        RECURRING CAPITAL EXPENDITURES
                TENANT IMPROVEMENTS                                      253                85
                LEASING COMMISSIONS AND FEES                             122                88
                OTHER CAPITAL EXPENDITURES                               222               185
                                                                    --------------------------
        TOTAL RECURRING CAPITAL EXPENDITURES                             597               358

ADJUSTED FUNDS FROM OPERATIONS                                      $ 10,109          $  6,510
                                                                    ==========================
                INCREASE                                                55.3%

AFFO PER SHARE (DILUTED)                                            $   0.34          $    0.32
                INCREASE                                                 6.3%

----------------------------------------------------------------------------------------------

WEIGHTED AVERAGE DILUTED SHARES                                       30,029            20,365

----------------------------------------------------------------------------------------------


EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS
as of March 31, 2002 and December 31, 2001
(in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                              Mar 31, 2002       Dec 31, 2001
                                                                              ------------       ------------
ASSETS
        RENTAL PROPERTY
                LAND, BUILDINGS AND EQUIPMENT                                   $ 612,404         $ 607,507
                BUILDING IMPROVEMENTS                                              18,207            18,794
                LAND HELD FOR DEVELOPMENT                                          25,421            23,792
                CONSTRUCTION IN PROGRESS                                            7,997             5,912
                                                                                ---------         ---------
                        TOTAL RENTAL PROPERTY                                     664,029           656,005
                LESS: ACCUMULATED DEPRECIATION                                    (31,298)          (28,318)
                                                                                ---------         ---------
        RENTAL PROPERTY, NET                                                      632,731           627,687

        CASH AND CASH EQUIVALENTS                                                   3,304               906
        RESTRICTED CASH                                                             7,764             1,715
        SECURITIES AVAILABLE FOR SALE                                               1,688             1,681
        ACCOUNTS AND OTHER RECEIVABLES, NET                                         3,328             5,564
        NOTES RECEIVABLE                                                           11,094             9,697
        DUE FROM RELATED PARTIES                                                       15                57
        DEPOSITS                                                                    7,327             6,219
        PREPAID AND OTHER ASSETS                                                    2,604             2,855
        DEFERRED EXPENSES, NET                                                      3,378             3,132
        INVESTMENTS IN JOINT VENTURES                                               7,837             7,742
        GOODWILL, NET                                                               2,276             1,281
                                                                                ---------         ---------

TOTAL ASSETS                                                                    $ 683,346         $ 668,536
===========================================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY
        LIABILITIES
                MORTGAGE NOTES PAYABLE                                          $ 316,374         $ 345,047
                REVOLVING CREDIT FACILITIES                                         9,000            27,409
                ACCOUNTS PAYABLE AND ACCRUED EXPENSES                               9,953             8,987
                TENANT SECURITY DEPOSITS                                            3,868             4,090
                DEFERRED RENTAL INCOME                                                239               766
                DUE TO RELATED PARTIES                                                  0               101
                MINORITY INTEREST IN EQUITY OF CONSOLIDATED SUBSIDIARIES            3,869             3,869
                                                                                ---------         ---------
        TOTAL LIABILITIES                                                         343,303           390,269

        SHAREHOLDERS' EQUITY
                COMMON STOCK, $0.01 PAR VALUE                                         334               288
                ADDITIONAL PAID-IN CAPITAL                                        340,741           283,619
                RETAINED EARNINGS                                                   7,065             1,808
                ACCUMULATED OTHER COMPREHENSIVE LOSS                                  (27)              (34)
                UNAMORTIZED RESTRICTED STOCK COMPENSATION                          (1,626)           (1,836)
                NOTE RECEIVABLE FROM ISSUANCE OF COMMON STOCK                      (6,444)           (5,578)
                                                                                ---------         ---------
        TOTAL SHAREHOLDERS' EQUITY                                                340,043           278,267
                                                                                ---------         ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $ 683,346         $ 668,536
===========================================================================================================

EQUITY ONE, INC.
DEBT SUMMARY
as of March 31, 2002
(in thousands)
--------------------------------------------------------------------------------

                                      LOAN CLOSING/  ORIGINAL
                                       REFINANCING    LOAN            MATURITY                MAR 31, 2002
      PROPERTY                           DATE(1)     AMOUNT(2)          DATE          RATE(3)    BALANCE

FIXED RATE MORTGAGE DEBT
        Ft. Caroline                    03/29/95    $   2,500         04/01/02        9.350%   $    2,078
        Eustis Square                   10/22/93        5,942         07/01/02        9.000%        4,410
        Forest Edge                     05/01/96        2,099         10/01/02        6.900%        1,620
        Lantana                         02/19/98        4,400         02/15/05        6.950%        3,920
        Benchmark                       09/21/01        3,483         07/01/05        9.250%        3,448
        Sterling Plaza                  09/20/01        4,197         09/01/05        8.750%        4,153
        Green Oaks                      09/21/01        3,189         10/01/05        8.375%        3,155
        Townsend Square                 09/20/01        5,005         10/01/05        8.500%        4,973
        Melbourne Plaza                 09/21/01        1,843         11/01/05        8.375%        1,823
        Northwest Crossing              09/21/01        1,754         11/01/05        8.375%        1,735
        Oak Hill                        12/07/95        2,500         01/01/06        7.625%        2,082
        Walden Woods                    01/01/99        2,835         08/01/06        7.875%        2,566
        Big Curve                       09/21/01        5,683         10/01/06        9.190%        5,632
        Highland Square                 09/21/01        4,234         11/01/06        8.870%        4,196
        Park Northern                   09/21/01        2,484         12/01/06        8.370%        2,442
        University Mall                 09/21/01       12,874         12/01/06        8.440%       12,799
        Rosemeade                       09/21/01        3,319         12/01/07        8.295%        3,289
        Colony Plaza                    09/21/01        3,884         01/01/08        7.540%        3,079
        Parkwood (4)                    09/21/01        6,371         01/01/08        7.280%        6,333
        Richwood (4)                    09/21/01        3,282         01/01/08        7.280%        3,262
        Commonwealth                    02/15/98        3,300         02/15/08        7.000%        2,942
        Mariners Crossing               09/01/00        3,516         03/01/08        7.080%        3,456
        Pine Island/Ridge Plaza         08/01/99       26,234         07/01/08        6.910%       25,506
        Shoppes at Westburry            09/20/01        2,336         10/01/08        7.300%        2,323
        Prosperity Centre               09/20/01        7,120         02/01/09        7.875%        6,969
        Shoppes of Northport            12/05/00        4,370         02/08/09        6.650%        4,267
        Park Promenade                  01/31/00        6,500         02/01/10        8.100%        6,398
        Skipper Palms                   09/21/01        3,617         03/01/10        8.625%        3,603
        Jonathan's Landing              09/20/01        2,966         05/01/10        8.050%        2,953
        Bluff's Square                  09/20/01       10,249         06/01/10        8.740%       10,212
        Kirkman Shoppes                 09/20/01        9,679         06/01/10        8.740%        9,644
        Ross Plaza                      09/20/01        6,750         06/01/10        8.740%        6,726
        Boynton Plaza                   09/20/01        7,637         07/01/10        8.030%        7,605
        Pointe Royale                   07/28/95        6,000         07/15/10        7.950%        4,923
        Plymouth Park East 1 (5)        09/20/01          159         08/01/10        8.250%          157
        Plymouth Park East 2 (5)        09/20/01          477         08/01/10        8.250%          471
        Plymouth Park North (5)         09/20/01        8,506         08/01/10        8.250%        8,410
        Plymouth Park South (5)         09/20/01          636         08/01/10        8.250%          628
        Plymouth Park Story North (5)   09/20/01          391         08/01/10        8.250%          387
        Plymouth Park West (5)          09/20/01        2,542         08/01/10        8.250%        2,513
        Shops at Skylake                07/06/00       16,350         08/01/10        7.650%       15,200
        Minyard's                       09/20/01        2,586         11/01/10        8.320%        2,569
        Forest Village                  03/08/01        4,700         04/01/11        7.270%        4,563
        Boca Village                    09/20/01        8,478         05/01/11        7.200%        8,438
        Sawgrass Promenade              09/20/01        8,478         05/01/11        7.200%        8,438
        Plaza del Rey                   08/01/96        3,050         09/01/11        8.125%        2,328
        Lake Mary                       11/01/01       25,000         11/01/11        7.250%       24,921

EQUITY ONE, INC.
DEBT SUMMARY
as of March 31, 2002
(in thousands)
--------------------------------------------------------------------------------

                                      LOAN CLOSING/  ORIGINAL
                                       REFINANCING    LOAN            MATURITY                MAR 31, 2002
      PROPERTY                           DATE(1)     AMOUNT(2)          DATE          RATE(3)    BALANCE
        Lake St. Charles                10/29/01        3,950         11/01/11        7.130%        3,937
        Marco Island                    12/31/01        9,000         01/01/12        6.700%        8,975
        Summerlin Square                01/25/99        5,000         02/01/14        6.750%        4,339
        Bird Ludlum                     02/19/97       13,400         02/15/15        7.680%       11,252
        West Lake                       05/22/97        5,902         06/01/16        7.875%        5,128
        Atlantic Village                10/30/98        5,000         11/01/18        6.850%        4,563

----------------------------------------------------------------------------------------------------------
TOTAL FIXED RATE MORTGAGE DEBT (53 LOANS)          $  305,757            7.43          7.76%   $  291,739
                                                                 (WTD-AVG MATURITY) (WTD-AVG RATE)
----------------------------------------------------------------------------------------------------------

VARIABLE RATE MORTGAGE DEBT
        Comerica/4 property loan (6)    09/20/01       24,635         02/28/04       L+200 / P-75  24,635

----------------------------------------------------------------------------------------------------------
TOTAL VARIABLE RATE MORTGAGE DEBT                  $   24,635                                   $  24,635
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE NOTES                               $  330,392                                   $ 316,374
----------------------------------------------------------------------------------------------------------

REVOLVING CREDIT FACILITIES
        City National Bank (7)          02/04/99   $   10,826        05/04/02            L+225  $       0
        Bank Leumi (8)                  09/17/01       30,000        09/16/02            L+125      9,000
        Wells Fargo (9)                 02/27/02       29,400        02/26/05            L+125          0

----------------------------------------------------------------------------------------------------------
TOTAL REVOLVING CREDIT FACILITIES                   $  70,226                                   $   9,000
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTAL DEBT                                                                                     $  325,374
----------------------------------------------------------------------------------------------------------

            MATURITY SCHEDULE     SCHEDULED          BALLOON
                BY YEAR          AMORTIZATION      PAYMENTS(10)      TOTAL   Includes Revolving Credit Facility Balances
            ----------------------------------------------------------------
                2002              $    4,086       $   16,989     $   21,075
                2003                   5,719                0          5,719
                2004                   6,145           24,635         30,780
                2005                   6,380           21,254         27,634
                2006                   6,233           26,470         32,703
                2007                   6,066            2,864          8,930
                2008                   5,745           42,217         47,962
                2009                   5,336            7,663         12,999
                2010                   4,505           68,564         73,069
                2011                   3,180           44,410         47,590
                Thereafter             9,633            7,280         16,913
            ----------------------------------------------------------------
                Total              $  63,028       $  262,346     $  325,374


EQUITY ONE, INC.
DEBT SUMMARY
as of March 31, 2002
(in thousands)
--------------------------------------------------------------------------------


(1) The more recent of the loan closing/assumption date and the date of any subsequent refinancing.

(2) The principal amount on the loan closing/assumption date, adjusted to reflect any subsequent additional funding.

(3)      The rate in effect on March 31, 2002.

(4) The mortgage balances for Parkwood and Richwood represent the future minimum lease payments (net of imputed interest) attributable to lease payments on these two properties, both of which are owned pursuant to capital lease obligations.


(5) All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.


(6) This Comerica facility is secured by Grogans Mill ($7,995), Steeplechase ($6,305), Mission Bend ($6,370) and Beechcrest ($3,965).

(7) The CNB Line was authorized to $10,826 as of March 31, 2002, and is secured by Mandarin Mini-storage, Skylake Phase III land, Montclair Apartments, Beauclerc Village and East Bay Plaza.


(8) The Bank Leumi facility is secured by negative pledges on Ryanwood, Pompano, McMinn, SW Walgreens, Bandera, Market at First Colony and Mason Park. We have an option to extend the maturity of the Leumi facility for an additional 6 months to March 16, 2003.


(9) On February 27, 2002, we closed a new $29,400 secured, revolving, line of credit with Wells Fargo. The facility is secured by Oakbrook, Mandarin Landing, Hedwig, Bissonet and Spring Shadows. The rate on the facility is LIBOR + a range of 115 to 150 depending on overall leverage. As of March 31, 2002, the rate was LIBOR + 125.



(10) Represents the entire principal balance of a maturing loan on the maturity date.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
as of December 31, 2001
--------------------------------------------------------------------------------

                                                                    YEAR            TOTAL                         # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     ---------------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D         VACANT
    --------                                   ----                 ---------       -------      --------    ------         ------
FLORIDA (45)

NORTH FLORIDA (9)

              Atlantic Village                 Atlantic Beach       1984 / 1998          100,559      94.70%             23     2

              Beauclerc Village                Jacksonville         1962 / 1988           70,429     100.00%             12     0

              Commonwealth                     Jacksonville         1984 / 1998           81,467      95.20%             14     2

              Forest Village                   Tallahassee              2000              71,526      93.30%             16     1

              Ft. Caroline                     Jacksonville         1985 / 1995           74,546      96.30%             11     3

              Losco                            Jacksonville             2000               8,700      74.70%              6     1

              Mandarin Landing                 Jacksonville         1976 / 2000          141,565      94.50%             33     4

              Monument Point                   Jacksonville         1985 / 1997           75,128      97.60%             12     1

              Oak Hill                         Jacksonville         1985 / 1997           78,492     100.00%             19     0

CENTRAL FLORIDA (8)

              Eckerds Leesburg                 Leesburg                 2000              12,739     100.00%              1     0

              Eckerds Melbourne                Melbourne                2001              10,908     100.00%              1     0

              Eustis Square                    Eustis               1983 / 1997          126,791      87.40%             18     9

              Forest Edge                      Orlando              1983 / 1997           68,631     100.00%             12     0

              Kirkman Shoppes                  Orlando                  1973              88,820     100.00%             32     0

              Lake Mary                        Orlando              1988 / 2001          339,084      96.80%             61     7

              Park Promenade                   Orlando              1987 / 2000          125,818     100.00%             27     0

              Walden Woods                     Plant City           1985 / 1998           75,336      98.70%             11     1

WEST COAST FLORIDA (8)

              East Bay Plaza                   Largo                1985 / 1997           85,426      57.70%             18     4

              Lake St. Charles                 Tampa                    1999              57,015     100.00%              8     0

              Marco Town Center                Marco Island             2001             109,430      89.80%             35    10

              Mariners Crossing                Spring Hill          1989 / 1999           85,507      96.50%             13     2

              Ross Plaza                       Tampa                1984 / 1996           85,358      88.00%             17     4

              Shoppes of North Port            North Port               1991              84,705     100.00%             22     0

              Skipper Palms                    Tampa                    1984              86,944     100.00%             17     0

              Summerlin Square                 Fort Myers           1986 / 1998          109,156      89.20%             22     6

SOUTH FLORIDA / ATLANTIC COAST (20)

              Bird Ludlum                      Miami                1988 / 1998          192,282      96.20%             49     1

              Bluffs Square                    Jupiter                  1986             132,395      98.20%             46     5

              Boca Village                     Boca Raton               1978              96,473      94.10%             23     2

              Boynton Plaza                    Boynton Beach        1978 / 1999           99,324      90.40%             27     3

              Cashmere Corners                 Port St. Lucie           2001              89,234     100.00%             18     0

              Jonathan's Landing               Jupiter                  1997              26,820     100.00%             12     0

              Lantana Village                  Lantana              1976 / 1999          176,110      99.40%             25     0


                                                            SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------
FLORIDA (43)

NORTH FLORIDA (9)

              Atlantic Village                       39,795             Publix       Jo-Ann Fabrics, Dollar Tree      $   9.98
                                                                        (10/31/2008)

              Beauclerc Village                                                      Walgreen's*, Big Lots                7.59

              Commonwealth                           48,997             Winn-Dixie                                        8.00
                                                                        (2/28/2018)

              Forest Village                         37,866             Publix                                           10.22
                                                                        (4/30/2020)

              Ft. Caroline                           45,500             Winn-Dixie   Eckerd's* (Bealls Outlet)            7.30
                                                                        (5/31/2015)

              Losco                                             45,820  Winn-Dixie                                       18.76

              Mandarin Landing                       34,400             Publix       Office Depot, Eckerd's               8.86
                                                                        (2/14/2007)

              Monument Point                         46,772             Winn-Dixie   Eckerd's                             6.44
                                                                        (3/27/2005)

              Oak Hill                               39,795             Publix       Walgreen's* (Bonus Dollar)           6.87
                                                                        (5/11/2005)

Central Florida (8)

              Eckerds Leesburg                                                       Eckerd's                            26.55

              Eckerds Melbourne                                                      Eckerd's                            19.52

              Eustis Square                          38,520             Publix       Walgreen's* (Bealls Outlet)          6.70
                                                                        (11/30/2004)

              Forest Edge                            42,075             Winn-Dixie   Autozone                             7.12
                                                                        (8/8/2007)

              Kirkman Shoppes                                                        Eckerd's                            17.50

              Lake Mary                              63,139             Albertson's  K-Mart, Sun Star Theatres           11.46
                                                                        (6/30/2012)

              Park Promenade                         55,000             Publix       Blockbuster, Orange County           9.33
                                                                        (2/9/2007)     Library

              Walden Woods                           46,636             Winn-Dixie*  Walgreen's                           6.75
                                                                        (11/30/08)

West Coast Florida (8)

              East Bay Plaza                                    53,000  Albertson's  Family Dollar                        9.49

              Lake St. Charles                       46,295             Kash N' Karry                                     9.63
                                                                        (6/30/2019)

              Marco Town Center                      27,887             Publix                                           16.43
                                                                        (1/31/2018)

              Mariners Crossing                      48,315             Kash 'N Karry                                     7.97
                                                                        (4/30/2020)

              Ross Plaza                                                             Walgreen's, Ross Dress for Less      9.77

              Shoppes of North Port                  48,890             Publix       Beall's Outlet                       8.45
                                                                        (12/11/2011)

              Skipper Palms                          53,012             Winn-Dixie                                        8.45
                                                                        (5/31/2016)

              Summerlin Square                       45,500             Winn-Dixie   Eckerd's                            10.51
                                                                        (6/4/2006)

SOUTH FLORIDA / ATLANTIC COAST (20)

              Bird Ludlum                            44,400             Winn-Dixie   Blockbuster, Eckerd's               14.16
                                                                        (12/31/2007)

              Bluffs Square                          39,795             Publix       Walgreen's                          11.17
                                                                        (10/22/2006)

              Boca Village                           36,000             Publix       Eckerd's                            13.51
                                                                        (3/31/2007)

              Boynton Plaza                          37,664             Publix       Eckerd's                            10.08
                                                                        (8/31/2003)

              Cashmere Corners                       59,448             Albertson's                                       7.80
                                                                        (4/30/2025)

              Jonathan's Landing                                53,850  Albertson's  Blockbuster                         17.49

              Lantana Village                        39,473             Winn-Dixie   K-Mart                               6.34
                                                                        (2/15/2011)


                                                                    YEAR            TOTAL                     # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     -----------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D     VACANT
    --------                                   ----                 ---------       -------      --------    ------     ------
FLORIDA (43)

SOUTH FLORIDA - ATLANTIC COAST (CONTINUED) (20)

              Oakbrook                         Palm Beach Gardens   1974 / 2010          225,073      86.00%     22       13

              Pine Island                      Davie                1983 / 1999          254,907      99.30%     46        1

              Plaza Del Rey                    Miami                1985 / 1996           50,146      83.70%     20        2

              Point Royale                     Miami                1970 / 2000          209,863      94.60%     24        2

              Pompano                          Pompano Beach        1968 / 2001           80,697     100.00%      1        0

              Prosperity Centre                Palm Beach Gardens      1993              122,106     100.00%      9        0

              Ridge Plaza                      Davie                1984 / 1999          155,204      95.90%     25        4

              Ryanwood                         Vero Beach               1987             114,925      93.90%     30        3

              Sawgrass Promenade               Deerfield Beach      1982 / 1998          107,092      99.10%     28        1

              Shops at Skylake                 North Miami Beach    1999/2000-01         174,199      98.60%     44        3

              University Mall                  Ft. Lauderdale           1973             326,307      19.70%     22       23

              West Lakes Plaza                 Miami                1984 / 2000          100,747     100.00%     27        0

              Westburry                        Miami                    1988              33,706     100.00%     21        0

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS FLORIDA (43)                                                    5,021,690      90.30%    979      121
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (32)

HOUSTON (15)

              Barker Cypress                   Houston                 2001               66,945      95.00%      9        3

              Beechcrest                       Houston              1981 / 2001           90,797     100.00%     15        0

              Benchmark Crossing               Houston                 1986               58,384     100.00%      5        0

              Bissonnet                        Houston                 1999               15,542     100.00%      8        0

              Colony Plaza                     Houston                 1997               26,513      77.70%     11        4

              Copperfield                      Houston                 1994              160,695      47.10%     28        7

              Grogan's Mill                    Houston                 1986              118,398      98.30%     27        1

              Hedwig                           Houston                 1974               69,504     100.00%     13        0

              Highland Square                  Houston                 1998               64,171      97.10%     25        2

              Market at First Colony           Houston                 1988              107,301      99.20%     35        1

              Mason Park                       Houston                 1998              160,047      77.20%     33        7

              Mission Bend                     Houston              1980 / 1999          129,675      98.50%     25        1

              Spring Shadows                   Houston                 1999               36,611      96.70%     15        1

              Steeplechase                     Houston                 1985              105,152      98.40%     25        1

              Woodforest                       Houston                 1991               12,741     100.00%      4        0


DALLAS (14)

              Green Oaks                       Dallas                  1983               65,091      65.80%     21       11

              Melbourne Plaza                  Dallas                  1983               47,517      82.80%     14        4

              Minyards                         Garland                 2000               58,695     100.00%      1        0

              Northwest Crossing               Dallas                  1983               33,366      82.30%     14        3

                                                           SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------

              Oakbrook                               44,400             Publix       Eckerd's, Roly's Bistro              8.78
                                                                        (10/31/2020)   Jacobson Stores, Inc.

              Pine Island                            39,943             Publix       Home Depot Expo, Rite Aid*          $9.07
                                                                        (11/30/2013)   Bealls Outlet)

              Plaza Del Rey                                                          Navarro Pharmacy                    12.51

              Point Royale                           45,350             Winn-Dixie   Best Buy, Eckerd's                   6.43
                                                                        (2/18/2011)

              Pompano                                                                Lowe's                               6.69

              Prosperity Centre                                                      Office Depot, Barnes & Noble, Bed   14.75
                                                                                       Bath & Beyond, Carmine's,
                                                                                       TJ Maxx

              Ridge Plaza                                     see Pine Island        AMC Theater, Kabooms. Republic       8.54
                                                                                     Security Bank, Uncle Funny's,
                                                                                     The Round Up

              Ryanwood                               39,795             Publix                                            8.88
                                                                        (3/23/2017)

              Sawgrass Promenade                     36,464             Publix       Blockbuster, Walgreen's             11.30
                                                                        (11/30/2004)

              Shops at Skylake                       51,420             Publix       Blockbuster, Goodwill               15.17
                                                                        (7/31/2019)

              University Mall                                                        Eckerd's                            10.43

              West Lakes Plaza                       46,216             Winn-Dixie   Navarro Pharmacy                    10.59
                                                                        (10/31/2016)

              Westburry                                                                                                  16.23

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS FLORIDA (43)               1,368,762       152,670                                               $10.22
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (32)

HOUSTON (15)

              Barker Cypress                         41,320             H.E. Butt                                        10.10
                                                                        (01/31/2014)

              Beechcrest                             40,345             Randall's* (Viet Ho) VWalgreen's*                 8.89
                                                                        (6/24/2016)

              Benchmark Crossing                                                     Bally's Fitness                     12.13

              Bissonnet                                          63,000 Albertson's  Blockbuster                         14.39

              Colony Plaza                                                                                               18.50

              Copperfield                                                            JoAnn's Fabrics                     11.78

              Grogan's Mill                          56,558             Randall's    Petco                               11.79
                                                                        (6/24/2016)

              Hedwig                                                                 Target (shadow), Wherehouse         13.68
                                                                                     Music, Marshall's (shadow), Ross

              Highland Square                                                        Radio Shack, Smoothie King          16.30

              Market at First Colony                             62,000 Kroger's     TJ Maxx, Eckerd's                   15.38

              Mason Park                                         58,890 Kroger's     Walgreen's* (Eloise Collectibles)   11.76
                                                                                     Palais Royal, Petco

              Mission Bend                           46,112             Randall's    Factory 2 U Stores, Inc.             8.96
                                                                        (6/24/2016)

              Spring Shadows                                                                                             15.97

              Steeplechase                           56,208             Randall's                                        11.09
                                                                        (6/24/2016)

              Woodforest                                                                                                 16.10

DALLAS (15)

              Green Oaks                                         58,000 Kroger's                                         11.46

              Melbourne Plaza                                                                                            11.56

              Minyards                               58,695             Minyard's                                         6.40
                                                                        (12/31/2029)

              Northwest Crossing                                                     Blockbuster                         10.89


                                                                    YEAR            TOTAL                     # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     -----------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D     VACANT
    --------                                   ----                 ---------       -------      --------    ------     ------
TEXAS (32)

DALLAS (CONTINUED) (15)

              Parkwood                         Dallas                1985                 81,590      92.00%        19        1

              Plymouth East                    Dallas                1970                 56,435      97.30%         9        1

              Plymouth North                   Dallas                1970                444,893      51.70%        39       20

              Plymouth South                   Dallas                1970                 49,102      28.90%         4        3

              Plymouth West                    Dallas                1970                178,930      88.10%        13        2

              Richwood                         Dallas                1984                 54,872      87.10%        24        4

              Rosemeade Park                   Dallas                1986                 49,554      88.50%        15        3

              Sterling Plaza                   Dallas                1989                 65,205      96.70%        15        1

              Townsend                         Desoto                1990                140,259      84.50%        35        4

              Village Park                     Dallas                1988                 44,387      40.50%         6        6

San Antonio (2)

              Bandera Festival                 San Antonio           1989                189,438      79.90%        25        7

              Wurzbach                         San Antonio           1979                 59,771     100.00%         3        0

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TEXAS (32)                                                      2,841,581      80.40%       535       98
-----------------------------------------------------------------------------------------------------------------------------------

ARIZONA (3)

              Big Curve                        Yuma                 1969 / 1996          126,402      97.90%        31        1

              Park Northern                    Phoenix              1982 / 1996          126,852      81.90%        18        9

              Southwest Walgreen's             Phoenix              1975 / 1998           78,398     100.00%        17        0

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS ARIZONA (3)                                                       331,652      92.30%        66       10
-----------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (1)

              McMinn Plaza                     Athens               1982 / 1994          107,200      74.60%         8        1

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TENNESSEE (1)                                                     107,200      74.60%         8        1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS (79)                                                            8,302,123      86.8%     1,588      230
-----------------------------------------------------------------------------------------------------------------------------------

OTHER COMMERCIAL PROPERTIES (2)

              El Novillo                       Miami Beach          1970 / 2000           10,000     100.0%         1        0

              Epsilon                          W. Palm Beach        1925 / 1997           18,707     100.0%         5        0

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING & COMMERCIAL PPTY (82)                                                  8,330,830      86.8%     1,594      230
-----------------------------------------------------------------------------------------------------------------------------------

              Mandarin Mini-storage            Jacksonville             1982              52,880      99.4%       541        3

              Montclair Apartments             Miami Beach          1950 / 2000            9,375     100.0%        20        0

              Plaza Alegre Development         Miami

              Coral Way N.E. Land              Miami

-----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL (86)                                                                       8,393,085                 2,155      233
-----------------------------------------------------------------------------------------------------------------------------------

                                                            SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------
              Parkwood                                           62,000 Albertson's  Planet Pizza                       $13.35

              Plymouth East                          42,130             Kroger                                            4.09
                                                                        (11/30/2013)

              Plymouth North                                                         Blockbuster, Dollar General, Thrift  7.20
                                                                                       of America, US Postal Service

              Plymouth South                                                         Betcha Bingo                        10.54

              Plymouth West                                                          Bargain City, Tok Won Kim            4.30

              Richwood                                           61,877 Albertson's  Blockbuster                         12.52

              Rosemeade Park                                     58,900 Kroger       Blockbuster, Allure Health & Spa    13.22

              Sterling Plaza                                                         Bank One, Wherehouse Entertainment  14.15

              Townsend                                           60,349 Albertson's  Stage Stores, Victory Gym, Tutor     9.44
                                                                                       Time

              Village Park                                                           Toy's R' Us (shadow)                35.91

San Antonio (2)

              Bandera Festival                                                       Eckerd's*, Blockbuster, Kmart        8.87

              Wurzbach                               52,957             Albertson's                                       2.86
                                                                        (12/31/2004)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TEXAS (32)                   394,325     485,016                                                 $10.43
-----------------------------------------------------------------------------------------------------------------------------------

ARIZONA (3)

              Big Curve                                          60,000 Albertson's  Michael's (shadow), Walgreen's       9.59
                                                                                     Miller's Outpost

              Park Northern                          51,511             Safeway      Beall's, Showbiz Pizza               6.28
                                                                        (5/31/2003)

              Southwest Walgreen's                   27,064             Food City    Walgreen's                           7.39
                                                                        (5/31/2005)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS ARIZONA (3)                   78,575      60,000                                                  $7.90
-----------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (1)

              McMinn Plaza                           60,000             Ingles                                            7.25
                                                                        (1/30/2019)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TENNESSEE (1)                 60,000           0                                                  $7.25
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS (79)                       1,901,662     697,686                                                 $10.10
-----------------------------------------------------------------------------------------------------------------------------------

OTHER COMMERCIAL PROPERTIES (3)

              El Novillo                                                             Jumbo Buffet                        13.67

              Epsilon                                                                                                    14.74

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING & COMMERCIAL PPTY (82)                         1,815,521                                                 $10.11
-----------------------------------------------------------------------------------------------------------------------------------

              Mandarin Mini-storage                                                                                        NA

              Montclair Apartments                                                                                         NA

              Coral Way N.E. Land

              Coral Way S.E. Land

-----------------------------------------------------------------------
GRAND TOTAL (86)                                  1,901,662     697,686
-----------------------------------------------------------------------


Total Square Footage does not include shadow anchor square footage whichis not owned or controlled by Equity One.

*Include a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC.
ANNUAL MINIMUM RENT BY LOCATION
as of March 31, 2002
-------------------------------------------------------------------------------







                              (ANNUAL MINIMUM RENT
                               BY LOCATION GRAPHIC)





        REGION                  COUNT                   AMR           STATE                STATE TOTAL     %
        ------                  -----                   ---           -----                -----------   -----
       NORTH FL                   9                 $5,629,828
       CENTRAL FL                 8                  8,776,982
       WEST FL                    8                  6,581,443
       SOUTH FL                  22                 25,349,177        FLORIDA              $46,337,430     63%
       --------------------------------------------------------    ------------------------------------------------
       HOUSTON                   15                 13,148,721
       DALLAS                    14                  9,162,765
       SAN ANTONIO                2                  1,512,199         TEXAS                23,823,685     33%
       --------------------------------------------------------    ------------------------------------------------
       AZ                         3                  2,418,050        ARIZONA                2,418,050      3%
       --------------------------------------------------------    ------------------------------------------------
       TN                         1                    579,807       TENNESSEE                 579,807      1%
       --------------------------------------------------------    ------------------------------------------------

       TOTAL                     82                $73,158,972                             $73,158,972    100%
       --------------------------------------------------------    ------------------------------------------------

--------------------------------------------------------------------------------
Note:  Chart excludes Montclair, mini-storage and 2 developments.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS, DISPOSITIONS AND OTHER RECENT ACTIVITIES
as of March 31, 2002
(in thousands, except square footage data)
--------------------------------------------------------------------------------


1)  LAKE MARY SHOPPING CENTER
    Lake Mary, Florida

    A total of 35,584 square feet has been added to this center over the past twelve months. A 12-unit mini-storage facility is being added behind the property.

2)  PLAZA ALLEGRE (CORAL WAY S.E.)
    Miami, Florida

    We began construction in March 2002 of an 84,000 square foot shopping center on an 8.5 acre site located on the southeast corner of S.W. 147th Avenue and Coral Way in southwest Miami-Dade County. Plaza Allegre will feature a 44,000 square foot Publix supermarket, a 14,000 square foot junior anchor, 16,000 square feet of local retail space, 10,000 square feet of office space and two out parcels. The initial completion date is February 2003. The development is expected to cost a total of $10,000 (including $2,000 to purchase the site pursuant to an existing option agreement), and is expected to yield approximately 11.5% upon stabilization in the fourth quarter of 2003. This development is not reflected on the March 31, 2002 Property Status Report, although the land parcel is listed as a property.

3)  CORAL WAY, N.E.
    Miami, Florida

    We own a 4.0 acre parcel at the northeast corner of S.W. 147th Avenue and Coral Way across the street from Plaza Allegre, upon which we expect to commence construction of a 25,000 square foot drug-store anchored shopping center in the third quarter of 2002 with a target completion in the fourth quarter of 2003. This development is not reflected on the December 31, 2001 Property Status Report, although the land parcel is listed as a property. in the third quarter of 2002 with a target completion in the fourth quarter of 2003. This development is not reflected on the December 31, 2001 Property Status Report, although the land parcel is listed as a property.

4)  UNIVERSITY MALL
    Pembroke Pines, Florida

    Discussions are underway with a major retailer regarding a complete redevelopment of this property.

5)  PLYMOUTH PARK NORTH
    Irving, Texas

    Discussions are underway with a supermarket chain regarding a potential lease at this property.

6)  OAKBROOK SQUARE
    Palm Beach Gardens, Florida

    Discussions are underway with a number of retailers regarding a possible tenancy upon the maturity of the Jacobson's lease.

7)  COPPERFIELD
    Houston, Texas

    A letter of intent is being negotiated with a health & fitness center regarding a potential 35,000 square foot lease at this property.

8)  EQY OFFICE BUILDING
    Miami Beach, FL

    We sold the Equity One office building in Miami Beach, Florida to the City of Miami Beach on February 1, 2002 for a price of $6,050. We realized a gain on the sale of this property in the amount of approximately $4,382. In connection with the sale, we also received $450 as a settlement for pending litigation against the City of Miami Beach.

9)  BENBROOK CENTER
    Benbrook, TX

    We sold the Benbrook Center in Benbrook, Texas on February 28, 2002 for a price of approximately $2,590. In connection with the sale, we realized a gain of approximately $1,032.

10) BIRD LUDLAM LAND PARCEL
    Maimi, Florida

    We sold a parcel of land behind our Bird Ludlam Shopping Center in Miami Florida on February 26, 2002 for a price of approximately $1,900. In connection with the sale, we realized a gain of approximately $709.

EQUITY ONE, INC.
JOINT VENTURE INVESTMENTS
as of March 31, 2002
(in thousands, except square footage data)
--------------------------------------------------------------------------------



Owned Joint Ventures *
--------------------

1) City Centre

   Palm Beach Gardens, Florida

   City Centre is a 93,565 square foot office/retail center that was 87% occupied as of 3/31/02. The property includes a parcel of land slated for future office development. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $13,058 on 3/31/02, which matures on 4/1/10. Equity One owns a 50% interest in this property.

2) Park Place Plano, Texas

   Park Place is a 112,478 square foot retail center that was 100% occupied as of 3/31/02. The development plan calls for the construction of two additional phases totaling 29,000 square feet at a cost of $2,600, with completion targeted for December 2003. On 4/5/02, the existing debt was refinanced with a $15,000, three-year, interest-only loan at LIBOR + 140, for which we have full recourse. Equity One owns a 50% interest in this property.

3) Oaks Square
   Gainesville, Florida

   Oaks Square is a 119,355 square foot retail center that was 100% occupied as of 3/31/02. The property is encumbered by a 7.63% fixed-rate mortgage loan with a balance of $16,747 on 3/31/02, which matures on 12/31/10. Equity One owns a 50% interest in this property.


* Equity One accounts for these three joint venture interests using the equity method.

EQUITY ONE, INC.
SHOPPING CENTER & COMMERCIAL PROPERTY TENANT CONCENTRATION SCHEDULE
as of March 31, 2002
--------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------
                                                             % OF TOTAL                      % OF TOTAL
                                   NUMBER                    % OF TOTAL     ANNUALIZED       ANNUALIZED     AVERAGE
                                    OF          SQUARE        SQUARE         MINIMUM           MINIMUM      MINIMUM
           TENANT                  STORES        FEET          FEET           RENT              RENT          RENT
---------------------------------------------------------------------------------------------------------------------
TOP TEN TENANTS

     Publix                          16         647,634         7.8%        $4,004,304           5.5%       $6.18


     Winn Dixie                      11         504,359         6.1%         3,191,701           4.4%        6.33


     Eckerds                         15         154,626         1.9%         1,614,926           2.2%       10.44


     Randall's                        4         199,223         2.4%         1,431,823           2.0%        7.19


     K Mart                           3         257,768         3.1%         1,268,768           1.7%        4.92


     Walgreens                       10         154,996         1.9%         1,031,839           1.4%        6.66


     Blockbuster                     11          63,116         0.8%           989,016           1.4%       15.67


     Albertsons                       4         177,544         2.1%           868,251           1.2%        4.89


     Kash N' Karry                    2          94,610         1.1%           726,425           1.0%        7.68


     Bed, Bath & Beyond               1          37,525         0.5%           562,875           0.8%       15.00


---------------------------------------------------------------------------------------------------------------------
SUB-TOTAL TOP TEN TENANTS            77       2,291,401        27.5%       $15,689,928          21.4%       $6.85
---------------------------------------------------------------------------------------------------------------------

     Remaining Tenants            1,517       4,934,283        59.2%        57,469,044          78.6%       11.65

---------------------------------------------------------------------------------------------------------------------
SUB-TOTAL ALL TENANTS             1,594       7,225,684        86.7%       $73,158,972         100.0%      $10.12
---------------------------------------------------------------------------------------------------------------------

     Vacant                         230       1,105,146        13.3%                 0           0.0%        0.00

---------------------------------------------------------------------------------------------------------------------
TOTAL INCLUDING VACANT            1,824       8,330,830       100.0%       $73,158,972         100.0%       $8.78
---------------------------------------------------------------------------------------------------------------------

EQUITY ONE, INC.
SHOPPING CENTER AND COMERCIAL PROPERTY LEASE EXPIRATION SCHEDULE as of March 31, 2002

-----------------------------------------------------------------------------------------------------------
                                                                                         PERCENT     AVERAGE
                                                        PERCENT                            OF       ANNUAL
                                                          OF          ANNUALIZED          TOTAL     MINIMUM
                               NUMBER                    TOTAL         MINIMUMN        ANNUALIZED  RENT PER
                                OF         SQUARE       SQUARE          RENT AT          MINIMUM    SQUARE
           DATE              TENANTS(1)     FEET         FEET         EXPIRATION(2)        RENT      FOOT
-----------------------------------------------------------------------------------------------------------
           M-T-M                   9        20,946        0.3%          $ 218,638          0.3%     $10.44
           2002                  250       534,624        6.4%          7,171,946          9.5%      13.41
           2003                  310       919,885       11.0%          9,987,430         13.2%      10.86
           2004                  334       958,711       11.5%         11,037,059         14.5%      11.51
           2005                  252       897,350       10.8%          9,455,019         12.5%      10.54
           2006                  185       788,357        9.5%          9,264,565         12.2%      11.75
           2007                   79       501,524        6.0%          5,091,920          6.7%      10.15
           2008                   32       286,134        3.4%          3,737,473          4.9%      13.06
           2009                   26       135,254        1.6%          2,105,458          2.8%      15.57
           2010                   44       345,240        4.1%          3,144,534          4.1%       9.11
           2011                   20       393,061        4.7%          2,885,675          3.8%       7.34
        Thereafter                50     1,444,598       17.3%         11,767,806         15.5%       8.15

-----------------------------------------------------------------------------------------------------------
     SUB-TOTAL / AVERAGE       1,591     7,225,684       86.7%        $75,867,523        100.0%     $10.50
-----------------------------------------------------------------------------------------------------------

          Vacant                 230     1,105,146       13.3%                  0            NA         NA

-----------------------------------------------------------------------------------------------------------
      TOTAL / AVERAGE          1,821     8,330,830      100.0%        $75,867,523        100.0%      $9.11
-----------------------------------------------------------------------------------------------------------


                            ANNUAL LEASE EXPIRATIONS



                                (GRAPHIC OMITTED)




(1) Includes 20 tenants who use 0 square feet but pay rent under various usage agreements. Excludes 5 tenants who use 0 square feet and do not pay rent, but make certain other payments (i.e. CAM or RE Tax).

(2) Includes the rent from 20 tenants who use 0 square feet but pay rent under various usage agreements.

EQUITY ONE, INC.
STOCK PRICE AND VOLUME STATISTICS *
for the three months ended March 31, 2002
--------------------------------------------------------------------------------



                            DAILY HIGH-LOW-CLOSE AND
                             10-DAY MOVING AVERAGE




                               (GRPAHIC OMITTED)









                            DAILY TRADING VOLUME AND
                             10-DAY MOVING AVERAGE
















                               (GRPAHIC OMITTED)